UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 2, 2007

SPIRIT FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200
Scottsdale, Arizona  85254
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On July 2, 2007, the stockholders of Spirit Finance Corporation (the “Company”) approved the merger of the Company with and into Redford Merger Co. (“Redford”).  The merger will be completed as soon as practical following satisfaction of all remaining conditions to the merger set forth in the Agreement and Plan of Merger with Redford Holdco, LLC and Redford dated March 12, 2007.  The Company and Redford issued a joint press release with respect to the Company’s stockholder approval of the merger, a copy of which is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                                                                           Press release of Spirit Finance Corporation dated July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: July 2, 2007	By:	/s/ Catherine Long
Catherine Long,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Spirit Finance Corporation dated July 2, 2007.